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                                                                 EXHIBIT 10.26.1

            FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER (this "Amendment"), dated as of April 30, 2002, is entered into between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), and INTERNATIONAL PERIODICAL DISTRIBUTORS, INC., a Nevada corporation ("Borrower").

                                    RECITALS

         A. Borrower and Lender have previously entered into that certain Loan and Security Agreement dated February 22, 2001 (the "Loan Agreement"), pursuant to which Lender has made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         B. Pursuant to that certain letter dated October 22, 2001, Lender has notified Borrower and DEY of the occurrence and continuance of certain Events of Default under the Loan Agreement (as set forth in such letter, the "Known Existing Defaults").

         C. Borrower has requested that Lender waive the Known Existing Defaults and amend the Loan Agreement on the terms and conditions set forth herein.

         D. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendments to Loan Agreement.

                  (a) Section 1.24 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  (b) "1.24 "EBITDA" shall mean, as to any Person, with respect to any period, an amount equal to: (a) the Net Income of such Person and its Subsidiaries for such period on a consolidated basis determined in accordance with GAAP, plus (b) depreciation, amortization and other non-cash charges (including, but not limited to, imputed interest and deferred compensation) of such Person for such period (to the extent deducted in the computation of Net Income), all in accordance with GAAP, plus (c) Interest Expense of such Person for such period (to the extent deducted in the computation of Net Income), plus
(d) charges for Federal, State, local and foreign income taxes for such period (to the extent deducted in the computation of Net Income), plus (e) all extraordinary losses and unusual losses related to the restructuring of the business of such Person and costs associated with the refinancing transaction contemplated by this Agreement."

                  (c) Section 1.44 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "1.44 "Interest Rate" shall mean, (a) with respect to Revolving Loans, as to Prime Rate Loans, a rate of three-quarters of one percent (0.75%) per annum in excess of the Prime Rate and, as to Eurodollar Rate Loans, a rate of three percent (3.00%) per annum in excess of the Adjusted

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                  Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower as in effect three
                  (3) Business Days after the date of receipt by Lender of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower) and (b) with respect to the Term Loan, as to Prime Rate Loans, a rate of one-half of one percent (0.5%) per annum in excess of the Prime Rate and, as to Eurodollar Rate Loans, a rate of three percent (3.0%) per annum in excess of the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrower); provided, that, with respect to all Loans, the Interest Rate shall mean a rate two percent (2.0%) per annum in excess of the rate that would otherwise prevail under the terms of this Agreement, at Lender's option, without notice, (x) for the period (i) from and after the date of termination or non-renewal hereof until Lender has received full and final payment of all obligations (notwithstanding entry of a judgment against Borrower) and
                  (ii) from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing, and (y) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrower under Section 2.1 (whether or not such excess(es), arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default)."

                  (d) Section 2.1(a)(i) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "(i) the lesser of (A) eighty percent (80%) of the Net Amount of Eligible Accounts or (B) forty-five (45) times the average daily cash collections on Borrower's Accounts for the immediately preceding thirty (30) day period, minus"

                  (e) Section 9.6(a) is hereby amended and restated to read in its entirety as follows:

                  "(a) Borrower shall keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Borrower and its Subsidiaries (if any) in accordance with GAAP and Borrower shall furnish or cause to be furnished to Lender: (i) within thirty (30) days after the end of each fiscal month, monthly unaudited financial statements, for Borrower and all Obligors and, if Borrower has any Subsidiaries (other than Obligors), consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrower and its Subsidiaries as of the end of and through such fiscal month and (ii) within one hundred twenty (120) days after the end of each fiscal year, audited consolidated financial statements of Source Interlink Companies, Inc., a Missouri corporation, together with consolidating schedules thereto in detail sufficient, as determined by Lender in its sole discretion, to determine the financial performance of The Interlink Companies, Inc., a Delaware corporation, and Borrower for such fiscal year (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of such entities as of the end of and for such fiscal year, together with the opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Source Interlink Companies, Inc., a Missouri corporation, and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of such entities as of the end of and for the fiscal year then ended."

                  (f) Sections 9.6(e), 9.15, 9.16, 9.17 and 9.18 of the Loan
Agreement, are hereby deleted in their entirety.



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                  (g) A new Section 10.1(n) is hereby added to the Loan
Agreement which reads as follows:

                  "(n) failure of The Interlink Companies, Inc., a Delaware corporation, to report, as indicated on the consolidated financial statements of such entity delivered to Lender pursuant to Section 9.6 hereof, for each period indicated below, EBITDA of not less than the amount set forth opposite such period:

                 Period                                                              Minimum EBITDA
                 ------                                                              --------------
                 February 1, 2002 to July 31, 2002                                     $1,750,000
                 February 1, 2002 to October 31, 2002                                  $3,000,000
                 February 1, 2002 to January 31, 2003                                  $4,750,000
                 Each fiscal quarter thereafter                                        $1,000,000"

         2. Waiver of Known Existing Defaults. Lender hereby waives enforcement of its rights against Borrower arising from the Known Existing Defaults; provided, however, nothing herein shall be deemed a waiver with respect to any failure of Borrower to comply fully with Sections 7.1, 9.6(a)(i), 9.6(a)(ii), 9.6(e) and 9.6(g), or any other provision, of the Loan Agreement (as amended or modified by this Amendment). This waiver shall be effective only for the specific defaults comprising the Know Existing Defaults, and in no event shall this waiver be deemed to be a waiver of enforcement of Lender's rights with respect to any other Defaults or Events of Default now existing or hereafter arising. Nothing contained in this Amendment nor any communications between Borrower and Lender shall be a waiver of any rights or remedies Lender has or may have against Borrower, except as specifically provided herein. Except as specifically provided herein, Lender hereby reserves and preserves all of its rights and remedies against Borrower under the Loan Agreement and the other Financing Agreements.

         3. Effectiveness of this Amendment. Lender must have received the following items, in form and content acceptable to Lender, before this Amendment is effective, and before Lender is required to extend any credit to Borrower as provided for by this Amendment.

                  (a) Amendment; Acknowledgement. This Amendment and the attached Acknowledgement by Guarantors, each fully executed in a sufficient number of counterparts for distribution to all parties.

                  (b) Amendment Fee. An amendment fee in the amount of Seven Thousand Five Hundred Dollars ($7,500), which fee is fully earned as of and due and payable on the date hereof.

                  (c) Payment of Term Loan. Repayment of the Term Loan in an amount equal to no less than Nine Hundred Sixteen Thousand Five Hundred Dollars ($916,500).

                  (d) Representations and Warranties. The representations and warranties set forth herein and in the Loan Agreement must be true and correct.

                  (e) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

         4. Condition Subsequent. Within thirty (30) days of the date hereof, Borrower shall repay in full the then outstanding balance (principal plus interest and any fees) of the Term Loan, failure of which shall constitute an Event of Default under the Loan Agreement.

         5. Representations and Warranties. Borrower represents and warrants as follows:



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                  (a) Authority. Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

                  (b) Enforceability. This Amendment has been duly executed and delivered by Borrower. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

                  (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

                  (d) Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

                  (e) No Default. After giving effect to the waivers contained in this Amendment, no event has occurred and is continuing that constitutes an Event of Default.

         6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

         7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         8. Reference to and Effect on the Financing Agreements.

                  (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

                  (b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

                  (d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.



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

         9. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Financing Agreements effective as of the date hereof.

         10. Estoppel. To induce Lender to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Lender with respect to the Obligations.

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                    INTERNATIONAL PERIODICAL DISTRIBUTORS, INC., a Nevada corporation



                                    By:  /s/ W. Brian Rodgers
                                         --------------------
                                    Name: W. Brian Rodgers
                                          ----------------
                                    Title: Secretary
                                           ---------


                                    CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation



                                    By:  /s/ Craig Taylor
                                         ----------------
                                    Name:  Craig Taylor
                                    Title:  Vice President



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

                          ACKNOWLEDGEMENT BY GUARANTORS

                           Dated as of April 30, 2002

         David E. Young, Inc., a New York corporation ("DEY"), has previously entered into that certain Limited Guaranty, dated February 22, 2001, in favor of Lender (the "DEY Guaranty") and Universal Circulation Services, Inc., a California corporation ("UCS" and together with DEY, the "Guarantors" and individually each a "Guarantor") has previously entered into that certain Guaranty and Security Agreement, dated February 22, 2001, in favor of Lender (the "UCS Guaranty" and together with the DEY Guaranty, the "Guaranties" and individually each a "Guaranty"), hereby acknowledges and agrees to the foregoing First Amendment to Loan and Security Agreement and Waiver (the "Amendment") and confirms and agrees that its respective Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Loan Agreement (as defined in the Amendment), "thereunder", "thereof" or words of like import referring to the "Loan Agreement", shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment. Although Lender has informed Guarantors of the matters set forth above, and Guarantors have acknowledged the same, each Guarantor understands and agrees that Lender has no duty under the Loan Agreement, the Guaranties or any other agreement with either Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

                                     DAVID E. YOUNG, INC.,
                                     a New York corporation



                                     By:  /s/ W. Brian Rodgers
                                          --------------------
                                     Name: W. Brian Rodgers
                                           ----------------
                                     Title: Secretary
                                            ---------


                                     UNIVERSAL CIRCULATION SERVICES,
                                     a California corporation



                                     By:  /s/ W. Brian Rodgers
                                          --------------------
                                     Name: W. Brian Rodgers
                                           ----------------
                                     Title: Secretary
                                            ---------




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